Consulting Group
Capital Markets Funds
Large Capitalization Growth Investments Ticker: TLGUX

Summary Prospectus   »   January 1, 2014
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2014, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/cgcm. You can also get this information at no cost by calling 1-888-454-3965 or by sending an e-mail request to client.field.services@morganstanley.com.

Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Portfolio Management and Select UMA investment advisory programs (as a percentage of average quarter-end net assets)	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.69%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable
Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$272	$835	$1,425	$3,022
For Fund investments made through the Portfolio Management or Select UMA investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$322	$983	$1,669	$3,494
Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The
Consulting Group Capital Markets1

Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Growth Index, which ranged from approximately $29.3 Million to $391.7 Billion as of November 30, 2013. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Investment style risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 2.50% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

Annual total returns (%) as of December 31, 2012

Large Capitalization Growth Investments

Fund’s best and worst calendar quarters
Best: 16.71% in 2nd quarter 2003
Worst: (24.61)% in 4th quarter 2008
Year-to-date: 21.82% (through 3rd quarter 2013)

Average Annual Total Returns (for the periods ended December 31, 2012)
Inception Date 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	16.98%	1.52%	8.09%
Return After Taxes on Distributions	16.92%	1.38%	7.98%
Return After Taxes on Distributions and Sale of Fund Shares	11.12%	1.24%	7.14%
Russell 1000® Growth Index (reflects no deduction for expenses or taxes)	15.26%	3.12%	7.52%
Lipper Large -Cap Growth Funds Average	15.40%	1.33%	6.75%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 1000® Growth Index. The benchmark is comprised of those Russell 1000® Index securities with greater than average growth orientation. The Russell 1000® Index is composed of the 1,000 largest U.S. companies by market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.

The Fund also compares its performance with the Lipper Large -Cap Growth Funds Average. The Lipper Large -Cap Growth Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted

2Consulting Group Capital Markets

median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap growth securities will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P 500® Index.
Investment adviser

Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.

Sub-advisers and portfolio managers

Delaware Investments Fund Advisers (“Delaware”)
Frontier Capital Management Co., LLC (“Frontier”)
Wells Capital Management, Inc. (“WellsCap”)
Westfield Capital Management Company, L.P. (“Westfield”)

Portfolio Manager	Fund’s Portfolio Manager Since
Jeffrey S. Van Harte, CFA®, Senior Vice President and CIO — Focus Growth Equity — Delaware	2006
Christopher J. Bonavico, CFA®, Vice President, Senior Portfolio Manager, Equity Analyst — Delaware	2006
Christopher M. Ericksen, CFA®, Vice President, Portfolio Manager, Equity Analyst — Delaware	2006
Daniel J. Prislin, CFA®, Vice President, Senior Portfolio Manager, Equity Analyst — Delaware	2006
Stephen M. Knightly, CFA®, President and Portfolio Manager — Frontier	2009
Christopher J. Scarpa, Analyst and Assistant Portfolio Manager — Frontier	2011
Thomas J. Pence, CFA®, Managing Director and Senior Portfolio Manager — WellsCap	2006
Michael T. Smith, CFA®, Portfolio Manager — WellsCap	2010
William A. Muggia, President, CEO and CIO — Westfield	2004
Ethan J. Meyers, CFA®, Partner — Westfield	2004
John M. Montgomery, Partner & Portfolio Strategist — Westfield	2006
Hamlen Thompson, Partner — Westfield	2004
Bruce N. Jacobs, CFA®, Partner — Westfield	2004
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $10,000, but is reduced to $5,000 for employees of Morgan Stanley and members of their immediate families or any retirement accounts or plans for such persons.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of the statutory Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Consulting Group Capital Markets3

Investment Company Act File No. 811-06318
®2014 Morgan Stanley Smith Barney LLC (“MSSB”). CGAS is an affiliate of MSSB.
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